                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 2, 2000



COMMISSION          EXACT NAME OF REGISTRANT AS             I.R.S. EMPLOYER
FILE NUMBER         SPECIFIED IN ITS CHARTER               IDENTIFICATION NO.
-----------         ------------------------               ------------------
1-11607             DTE ENERGY COMPANY
                    (A MICHIGAN CORPORATION)                  38-3217752
                    2000 2ND AVENUE
                    DETROIT, MICHIGAN 48226-1279
                    313-235-4000

1-2198              THE DETROIT EDISON COMPANY
                    (A MICHIGAN CORPORATION)                  38-0478650
                    2000 2ND AVENUE
                    DETROIT, MICHIGAN 48226-1279
                    313-235-8000


ITEM 5.  OTHER EVENTS.

On November 2, 2000 the Michigan Public Service Commission issued a financing order in response to an application filed by The Detroit Edison Company. The finance order creates securitization property and approves the issuance of securitization bonds pursuant to Michigan Public Act 142 of 2000.

The Detroit Edison Company is a wholly owned subsidiary of DTE Energy Company.

Detroit Edison's press release, dated November 3, 2000, is attached as Exhibit 99-34.

The Michigan Public Service Commission Order in Case No. U-12478 is attached as
Exhibit 99-35.

ITEM. 7.  EXHIBITS.

99-34.   Detroit Edison press release dated November 3, 2000.

99-35.   Michigan Public Service Commission Order in Case No. U-12478.











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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.



                                  DTE ENERGY COMPANY
                                  ----------------------------------------
                                  (Registrant)


                                  By:
                                       /s/ David E. Meador
                                       -----------------------------------
                                       Senior Vice President - Finance and
                                       Treasurer


                                  THE DETROIT EDISON COMPANY
                                  ----------------------------------------
                                  (Registrant)


                                  By:  /s/ N. A. Khouri
                                       -----------------------------------
                                       N. A. Khouri
                                       Assistant Treasurer



Date:  November 7, 2000












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


                                 Exhibit Index

Exhibit No.                   Description
-----------                   -----------

99-34              Detroit Edison press release dated November 3, 2000.

99-35              Michigan Public Service Commission Order in Case No. U-12478.